Notes Payable	12 Months Ended
Dec. 31, 2019
Predecessor Company [Member]
Notes Payable
6.	Notes Payable

In July 2010, the Company issued to Pfizer Inc. (Pfizer) a $1.0 million promissory note (the Pfizer Note). The Pfizer Note bore interest at a rate of 7% per annum and was scheduled to mature on July 29, 2020. Interest was payable on a quarterly basis. On January 24, 2017, the Company voluntarily prepaid the entire balance of the outstanding principal and accrued and unpaid interest of the Pfizer Note in the amount of $1,004,861.

Prior to the prepayment of the Pfizer Note, the Company recorded the Pfizer Note on the balance sheet at face value. Based on borrowing rates available to the Company for loans with similar terms, the Company believed that the fair value of the Pfizer Note approximated its carrying value. The fair value measurement was categorized within Level 3 of the fair value hierarchy.

On February 15, 2017, the Company issued a convertible promissory note (the Novartis Note) in the principal amount of $15.0 million, pursuant to the Investment Agreement. The Novartis Note bore interest on the unpaid principal balance at a rate of 6% per annum and had a scheduled maturity date of December 31, 2019. The terms of the Novartis Note allowed the Company to convert the principal and accrued interest into the Company’s common stock at a conversion price equal to 120% of the 20-day trailing average closing price per share of the common stock immediately prior to the conversion date. The ability to borrow and repay the debt at a discount using shares of the Company’s common stock was deemed to be additional, foregone revenue attributable to the Collaboration Agreement, which the Company imputed and recorded as both a receivable from Novartis and a liability (deferred revenue) of $2.5 million at the inception of the Collaboration Agreement and the Investment Agreement. On February 15, 2017, the Company recorded the $15.0 million proceeds from the issuance of the Novartis Note as a convertible note payable in the amount of $12.5 million and a reduction of the outstanding receivable from Novartis of $2.5 million. On December 5, 2018, the Company, at its option, converted the entire outstanding principal of $15.0 million and accrued and unpaid interest of the Novartis Note into 288,251 shares of the Company’s common stock at a conversion price of $57.70 per share.

The Company elected to account for the Novartis Note under the fair value option. Prior to conversion of the Novartis Note, the Company concluded that the fair value of the Novartis Note remained at $12.5 million, plus the related accrued interest, due to its conversion features. The fair value measurement was categorized within Level 2 of the fair value hierarchy.